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                                                                  EXHIBIT 10.26

                            NETWORK ACCESS AGREEMENT

[GOODNET LOGO]

THIS NETWORK ACCESS AGREEMENT made and entered into as of this 11th day of June, 1996 by and between GOODNET and the undersigned customer (hereafter referred to as "CUSTOMER").

RECITALS:

GOODNET has certain networks available for access by CUSTOMER pursuant to the terms and conditions of this Agreement. CUSTOMER desires to obtain access to said networks.

GOODNET is willing to grant CUSTOMER access to various networks pursuant to the terms and conditions of this Agreement.

NOW, THEREFOR, THE PARTIES AGREE AS FOLLOWS:

1.   GOODNET'S DUTIES AND OBLIGATIONS:

     During the term hereof, GOODNET shall, subject to their terms and conditions hereof, provide CUSTOMER with access to the INTERNET through GOODNET. Any and all access to other networks via GOODNET must be in compliance with all policies and rules of those networks. This applies to NSFNET as well as any other network that GOODNET attaches to. GOODNET exercises no control whatsoever over the content of any information passing through it. Stated bandwidths apply only to CUSTOMER to GOODNET router port attachment. GOODNET will guarantee end to end bandwidth on Goodnet's network. GOODNET cannot guarantee the bandwidth past Goodnet's network. In order to port with GOODNET a customer must use BGPv.???. Full routing can be provided on request but, in some cases, a multi-hop path may be necessary. This full routing service is subject to termination at any time without prior notice. GOODNET cannot guarantee the porting sessions between our customers and other non-GOODNET companies and/or networks.

2.   CUSTOMER'S DUTIES AND RESTRICTIONS:

     CUSTOMER shall provide all necessary preparations required to comply with GOODNET's installation, maintenance and operational specifications; and will be responsible for all the costs of relocation of services once installed by GOODNET, and/or its vendors; and will provide GOODNET and its suppliers of communication services and equipment, reasonable access to the customers premises to perform any acts required by this Agreement. GOODNET's services are only to be used for lawful purposes. Any transmission or retransmission of material in violation of any Federal or State laws and/or regulations is expressly prohibited. This extends to and includes, but is not limited to: Any copyrighted materials, materials or communications judged to be threatening or obscene, and any material or communications prohibited by trade secret. As a GOODNET customer you may not sell, assign or transfer your service order without prior written consent of GOODNET. GOODNET may at anytime sell, assign or transfer this agreement with no notice. The provision of GOODNET services and/or products is subject to GOODNET's continuing approval of credit-worthiness. All GOODNET customers shall furnish financial information as GOODNET may from time to time request to re-determine credit-worthiness.

3.   GOODNET SUPPLIED HARDWARE/SOFTWARE:

     All physical equipment and/or software applied to CUSTOMER by GOODNET hereunder shall be deemed to be billed to CUSTOMER with all right, title and interest therein remaining in GOODNET. Except for CUSTOMER'S right to use such computer hardware and/or software during the term hereof, CUSTOMER shall have no rights therein. CUSTOMER shall mark such computer hardware and/or software as GOODNET's property, insure such property for their full list price with the loss benefits payable directly to GOODNET, and return the same upon any expiration, termination or cancellation of this Agreement, in the same condition as initially delivered to customer; less normal wear and tear; CUSTOMER shall execute such documents as GOODNET may request in order to protect GOODNET's interest in and to such computer hardware and/or software. Title and property rights, including all intellectual property rights to services, are and shall remain with GOODNET whether or not they are embedded in any programming software and/or hardware. The customer recognizes that GOODNET services and/or products, programming and software hereunder constitute valuable trade secrets of GOODNET. The customer will use its best efforts to protect and keep confidential any and all programming and software used by it and shall never make any attempt to copy, examine, in any way alter, or re-engineer, tamper with or otherwise misuse such services, programs, hardware, etc.

4.   NON-GOODNET SUPPLIED HARDWARE/SOFTWARE:

     Physical equipment and/or software products that are NOT provided by GOODNET, are the responsibility of the CUSTOMER. GOODNET will not be responsible for the installation and/or service on equipment and/or software that was not provided by GOODNET. CUSTOMER is responsible for the use and compatibility of hardware and software not provided by GOODNET. In the event that CUSTOMER uses hardware and/or software that impairs CUSTOMER's use of GOODNET services, CUSTOMER shall nonetheless be liable for regular payments to GOODNET. Upon notice from GOODNET, that the hardware and/or software not provided by GOODNET, is causing or, in the sole opinion of GOODNET, likely to cause hazard, interferences or service obstruction, CUSTOMER shall eliminate the hazard, interference or service obstruction at once. CUSTOMER will, if necessary, pay GOODNET to troubleshoot problems caused by such equipment and/or software not provided by GOODNET. GOODNET will not be responsible if any changes in hardware, software or services causes equipment not provided by GOODNET, to become obsolete, require modification or alteration, or in any other way affect the total performance of GOODNET on an end-to-end basis and protect the GOODNET backbone network and those networks attached to the GOODNET network. In the case of CUSTOMER owned hardware and/or software connected to the GOODNET network, CUSTOMER is totally responsible for any and all services to that equipment. GOODNET at its option, can supply technical service in the form of consulting and/or service to GOODNET customers at their request. Such services are billed out at rates set on the GOODNET pricing sheet and/or at rates that are in effect at the time such services are requested. GOODNET has the right to refuse any such technical services at its sole option. ON LEASED TELEPHONE LINES, NO MATTER WHO THE LEASING PARTY IS, GOODNET MUST HAVE FREE AND OPEN ACCESS TO SUCH LINES. This will allow GOODNET's operations people to test and isolate any type of trouble that CUSTOMER and/or GOODNET might experience.

5.   TERM:

     The term of this Agreement is variable and can be for a monthly or annual basis. The term of the contract will be determined on the customers service order form. Rates will vary depending upon the term of the Agreement. Long-term service orders are considered to be anything over six
     (6) months.

6.   RATES:

     Rates are set forth on the GOODNET INTERNET SERVICE ORDER FORM. Prices for delivery of service are FOB Phoenix, AZ. GOODNET reserves the right to change its rates by notifying CUSTOMER thirty (30) days in advance of the effective date of such changes. GOODNET will provide thirty (30) days written notice of an increase in base prices. Following a receipt of a notice of an increase in base prices, CUSTOMER shall have ten (10) days from the effective date of the increase to provide GOODNET with a written request to terminate service. In such a case CUSTOMER shall incur no termination fees. If customer does not give notice of its intent to terminate, CUSTOMER's existing service will be billed at the new base prices. If CUSTOMER elects to terminate, said termination will be effective thirty (30) days following the receipt of CUSTOMER's notice to terminate, and CUSTOMER will be responsible for all charges during said thirty (30) days period at the rate previously charged to CUSTOMER.

7.   PAYMENT:

     The installation charges and one month's port charge are required to be paid at the time your services are ordered. THESE CHARGES ARE NON-REFUNDABLE. On the date CUSTOMER's connection to GOODNET is turned on, CUSTOMER will be billed thirty (30) days in advance. There is a short five
     (5) day grace period. After that, service is subject to interruption. If service is interrupted for non-payment there will be a restoration fee of $800.00 payable in advance, in addition to the overdue charges. No circuits will be restored until all charges are paid in full and GOODNET may take up to thirty (30) days to restore service after payment. This policy will be strictly enforced. CUSTOMER will pay all sales and use taxes as well as all duties or levies on products and services.

8.   TERMINATION:

     Monthly service may be canceled by providing written notification thirty
     (30) days in advance. Only a written request to terminate service relieves CUSTOMER from the obligation to pay charges at the conclusion of thirty days. Termination of long-term service (12 months - 36 months) requires written notification from CUSTOMER forty-five (45) days in advance. In the case of early termination, the following penalty shall apply: CUSTOMER shall be liable for a lump sum payment equal to either four (4) months of existing level of service, or a sum equal to remainder of amount, whichever is less.



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[GOODNET LOGO]

     In the event of Termination of this Agreement, GOODNET may:

          A. Declare all amounts owed to it hereunder to be immediately due and payable.

          B. Enter CUSTOMER's premises and repossess all hardware and/or software it loaned to CUSTOMER. CUSTOMER will provide GOODNET full and free access to the hardware and/or software for this purpose.

          C. Deny CUSTOMER further access to the INTERNET hereunder without liability on the part of GOODNET to the CUSTOMER.

9.   LIMITATION OF LIABILITY:

     IN NO EVENT SHALL GOODNET BE LIABLE TO CUSTOMER FOR ANY DAMAGES RESULTING FROM OR RELATED TO ANY FAILURE OR DELAY OF GOODNET IN PROVIDING ACCESS TO THE INTERNET UNDER THIS AGREEMENT. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GOODNET HAS NOT MADE ANY GUARANTEES OR PROMISES WITH REGARD TO THE EXACT DATE OF THE COMPLETE INSTALLATION AND OPERATIONAL STATUS OF CUSTOMER. CUSTOMER SHOULD NOT TERMINATE ANY OTHER NETWORK OR ALTERNATIVE SERVICE CURRENTLY IN USE PRIOR TO INSTALLATION BEING COMPLETE.

     GOODNET SHALL NOT BE LIABLE TO CUSTOMER FOR ANY DELAYS IN THE PERFORMANCE OF SERVICES HEREUNDER OR FOR ANY FAILURE TO PERFORM HEREUNDER IF SUCH DELAYS OR FAILURES ARE DUE TO STRIKES, INCLEMENT WEATHER, ACTS OF GOD OR OTHER CAUSES BEYOND GOODNET'S REASONABLE CONTROL. GOODNET WILL NOT BE RESPONSIBLE FOR PERFORMANCE OF ITS OBLIGATIONS HEREUNDER WHERE DELAYED OR HINDERED BY WAR, RIOTS, EMBARGOES, STRIKES OR ACTS OF ITS VENDORS AND SUPPLIERS, CONCEALED ACTS OF WORKMAN (WHETHER OF GOODNET OR OTHERS), OR ACCIDENTS. GOODNET WILL ATTEMPT TO NOTIFY CUSTOMERS IN THE EVENT OF ANY OF THE FOREGOING OCCURRENCES. SHOULD SUCH OCCURRENCE CONTINUE ON FOR MORE THAN NINETY (90) DAYS, GOODNET OR CUSTOMER MAY CANCEL SERVICE FOR THE AFFECTED SERVICES AND/OR PRODUCTS WITH NO FURTHER LIABILITY.

     IN NO EVENT SHALL GOODNET BE LIABLE TO CUSTOMER FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE PERFORMANCE OR BREACH THEREOF, OR THE ACCURACY OR CORRECTNESS OF THE DATA BASES OR THE INFORMATION CONTAINED THEREIN, EVEN IF GOODNET HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

     ANY CLAIM OR LEGAL ACTION ARISING OUT OF FAILURE, MALFUNCTION OR DEFECTS IN GOODNET SERVICES OR GOODS, OR ARISING FROM THIS CONTRACT IN ANY RESPECT, SHALL BE BROUGHT WITHIN A PERIOD OF ONE (1) YEAR FOLLOWING THE OCCURRENCES OR SAID CLAIM SHALL BE DEEMED WAIVED. GOODNET'S LIABILITY TO CUSTOMER HEREUNDER, IF ANY, SHALL IN NO EVENT EXCEED THE TOTAL AMOUNT COSTUMER PAID TO GOODNET HEREUNDER.

     GOODNET WILL NOT BE RESPONSIBLE FOR ANY DAMAGES SUFFERED BY CUSTOMER IN ANY WAY RELATED TO THIS AGREEMENT. THIS INCLUDES LOSS OF DATA RESULTING FROM DELAYS, NON-DELIVERIES, WRONG DELIVERIES, AND ANY AND ALL SERVICE INTERRUPTIONS CAUSED BY GOODNET AND ITS EMPLOYEES BY ITS OWN NEGLIGENCE OR CUSTOMER'S ERRORS OR OMISSIONS.

10.  INDEMNITY AND HOLD HARMLESS:

     As a customer of GOODNET, and as a user of our services, you as an individual and your company agree to indemnify and hold harmless GOODNET from ANY and ALL claims resulting from your use of the service which causes damage to you or any other party. GOODNET shall not be liable, either in contract or in tort, for protection from unauthorized access of its customers transmission facilities or customer owned premise equipment, or for unauthorized access to or alteration, theft or destruction of a customers data files, programs, or information, through accident, fraudulent means or devices, or any other method, even should such access occur as a result of GOODNET negligence.

     GOODNET shall not be in any way responsible for claims or damages caused by a customer, through fault, negligence or failure to perform customers responsibilities, claims against a customer by any other party, any act or omission of any party furnishing services and/or products, or for the installation and/or removal of any and all equipment supplied by any service provider of GOODNET.

11.  DISCLAIMER OF WARRANTIES:

     GOODNET makes no warranties, express or implied, including but not limited to, any warranties of merchantability or fitness for any particular purpose.

12.  MODIFICATION:

     These terms and conditions cannot be modified except by written notice from GOODNET or by written amendment signed by both parties. No agent, employer or representative of GOODNET has the authority to bind the parties to any representation or warranty unless such is specifically included in this Agreement, the GOODNET INTERNET SERVICE ORDER FORM, or with a written amendment thereto. Notice to parties of disputes arising under this Agreement shall be sent by registered mail to the parties at the address shown on the most recent service order.

13.  ENTIRE AGREEMENT:

     This Agreement is the sole agreement between the parties relating to the subject matter hereof and supersedes all prior understandings, writings, proposals, representations or communications, oral or written, of either party.

14.  INTERPRETATION:

     This Agreement shall be interpreted in its entirety in accordance with the laws of the State of Arizona.


     CUSTOMER /s/    [SIG]                       GOODNET /s/    [SIG]
             ------------------------                    -----------------------
     (Signature)                                 (Signature)

     TITLE: President, AboveNet                  TITLE:  Sales Manager
           --------------------------                  -------------------------

     DATE:      6/ /96                           DATE:         6/18/96
         --------------------------                   --------------------------

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ATTACHMENT ID# 980410G

This is an update to the current contract in place between AboveNet and WinStar GoodNet.

The attached service order form and addendum outlines initial circuits that will be delivered, along with additional upgrades and circuits to be followed shortly thereafter.

WinStar GoodNet will commit to your specified delivery dates for all items except for number 8 (oc3 to Portland) which will need to slipped two months max, but we will attempt to meet the originally specified delivery date.

We will deliver circuits 1 through 3 by the committed due date. Each will be delivered as soon as possible and no billing will start until all three are installed. All other circuits will be treated individually, and billed as installed.

In the event that we miss any due dates, we will give one day credit for each day we are late. Circuits 1 through 3 are treated as a group, the rest of the circuits are treated individually.

We are confident that we will make all desired due dates.

The fiber circuits will be delivered as single mode, and AboveNet will need to specify the type of connectors they desire.

The term for these circuits is three years after install, or upgrade of each circuit. Circuits may be upgraded at any time, but the three-year time period will be restarted upon delivery of the upgrade. Early termination penalties for these new circuits will apply as follows: AboveNet will pay an early termination charge equal to fifty percent (50%) of their monthly connection charges for the terminated circuit, multiplied by the number of months remaining in the term for that circuit.

WinStar GoodNet will make best effort attempts to provide portability for all components of each circuit, provided that each component remains on net with current set of suppliers WinStar GoodNet is using.

AboveNet commits to stay current with their accounts payable for all WinStar GoodNet services.

WinStar GoodNet extends to AboveNet a fresh look clause that allows the parties to review the contract on October 1, 1999 to revisit pricing, as technology moves

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forward. In the event of a massive change in pricing AboveNet will have the ability to negotiate more favorable terms.

AboveNet has the right to reprioritize circuits 4 through 17 differently, depending on demand. In the event of reprioritization, AboveNet will:

1)  Waive the penalty clause for that circuit
2)  Provide at least 45 days notice of any changes required.

AboveNet understands that in order to meet deadlines, WinStar GoodNet is proceeding on the current plan, and will be placing orders for all components almost immediately in order to guarantee time intervals. As much forward notice of change of plan is requested by WinStar GoodNet.
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Does the customer need a domain name registered? (350
 one time fee)                                              / / Yes     / / No
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If yes, enter the requested domain name:
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Will the customer need a news feed connection from WinStar
 GoodNet (550 per second)                                   / / Yes     /X/ No
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Will the customer require primary DNS from WinStar GoodNet?
 (3100 entire fee)                                          / / Yes     /X/ No
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Will the customer require secondary DNS from WinStar
 GoodNet?                                                   / / Yes     /X/ No
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Does the customer's building have current facilities to handle
 the new connection?                                        /X/ Yes     / / No
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Is the customer purchasing equipment from WinStar
 GoodNet?                                                   / / Yes     /X/ No
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What is the desired date for connectivity?
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When is the customer available for a quality assurance meeting?
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In which WinStar GoodNet POP will this circuit terminate?  VPN
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Project installation care is 45-65 Days from the date WinStar GoodNet receives payment
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Additional comments

Additional terms and conditions are referred to in attachment ID# 980410G

All special pricing is referred to in attachment ID# 980409G




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Company         AboveNet
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Title           CTO
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Signature
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Date
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Sales Engineer Approval
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Date
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Sales Manager Approval
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Date
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Received by Provisioning
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